                                                                    Exhibit 10.7

                               PURCHASE AGREEMENT
                               ------------------


          AGREEMENT made as of the 31st day of July, 1996, by and between PIERCE FAMILY PARTNERSHIP, LTD., a Pennsylvania limited partnership (hereinafter called "Seller"), and PIERCE LEAHY CORP., a New York corporation, (hereinafter called "Buyer").

          The parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, agree as follows:

          1.  Sale.  Seller shall sell, assign, transfer and deliver to Buyer
              ----
and Buyer shall purchase, acquire and take from Seller all of the "Included Assets" (as such quoted term is hereinafter defined) for the "Purchase Price" (as such quoted term is hereinafter defined) to be paid at the times and in the manner specified, and in accordance with the terms and conditions of this Agreement.

          2.  Included Assets.  The "Included Assets" shall mean and shall
              ---------------
consist of all of Seller's right, title and interest in the following:

          (a) All of Seller's right, title and interest as tenant in and under those certain lease agreements more particularly described on Exhibit "A" attached hereto ("Lease Agreements"), together with all the leasehold improvements (the "Improvements") located on each of the demised premises which form part of the leaseholds and which are owned by Seller ("Leaseholds"), and together with all of Seller's right, title and interest, if any, in and to any leasehold improvements located on the demised premises which form part of the Leasehold and are not owned by Seller.

          (b) Those certain parcels of land described in Exhibit "B-1" through "B-4" attached hereto, constituting all of the Seller's interest in real estate owned as of the date hereof, together with any and all buildings, structures and improvements thereon, any and all rights and privileges pertaining thereto or to any of such buildings, structures and improvements and, to the extent constituting real property, all fixtures, machinery, installations, equipment and other property attached thereto (the "Real Property").

          (c) All of the plants, improvements, furnishings, trade fixtures, machinery, equipment, tools, spare parts, supplies, and other personal property owned by Seller, if any, and now installed in, attached to or situated in or upon the Leaseholds or the Real Property and used in conjunction with such Leaseholds or Real Property and the operation of the document storage warehouses which are operated on the Leaseholds and Real Property ("Included Personal Property").

          (d) All of Seller's interest as a general or limited partner in any lessor of the Leaseholds (the "Partnership Interests") described on Exhibit "C" hereto.

          (e) All of Seller's title to, interest in and rights under and to (i) leases of personal property, if any, (the "Personal Property Leases"), (ii) refunds and proceeds and, to the extent assignable, other rights under insurance policies held by the Seller, if any; (iii) purchase orders, contracts and all other contracts, commitments and agreements of Seller entered into in the ordinary course of business prior to Closing, if any (the "Executory Contracts"), and (iv) licenses and permits, if any.

              (f) All documents and records of Seller relating to the Included Assets.

          3.  Purchase Price.  The Purchase Price for all of the Included
              --------------
Assets, which Buyer hereby agrees to pay to Seller is nine million, three-hundred forty one thousand, eighty-nine dollars ($9,341,089.00) which is allocated $5,752,000 to the Real Property, $2,764,223, to the Leaseholds, and $824,866.00 to the Partnerships, and shall be paid by bank treasurer's or cashier's check of a member bank of the Federal Reserve System or by wire transfer to the order of Seller at Closing.

          4.  Closing.  (a) Closing shall be made on July 31, 1996 at the
              -------
offices of Cozen and O'Connor, 1900 Market Street, Philadelphia, PA. 19103 at 9:30 a.m. or at such other time and place as Seller and Buyer may agree. All of the exhibits and schedules to this Agreement shall be attached hereto and executed at Closing by the Buyer and Seller.

          (b) Notwithstanding any other provision of this Agreement, Closing hereunder is conditioned upon and shall occur substantially simultaneously with the closing of a private placement offering of certain notes by the Buyer and the refinancing of certain credit facilities by the Buyer.

      5.  Transaction at Closing.
          ----------------------

          (a) Possession of the Included Assets shall be given by Seller to Buyer at closing by:

            (i) execution by Seller and delivery to Buyer of the assignment of the Leaseholds ("Assignment, Assumption and Indemnification Agreement") in the form of Exhibit "D" attached hereto;

            (ii) except as provided in Section 6(b) below, delivery by Seller to Buyer of the consent of those lessors under the Lease Agreements whose consent is necessary or required to the Assignment, Assumption and Indemnification Agreement substantially in the form of Exhibit "E" attached hereto;

            (iii) delivery by Seller to Buyer of a copy of the notices delivered to those lessors to whom notice of the Assignment is required under the Lease Agreements substantially in the form of Exhibit "F" attached hereto;

            (iv) if, and only if, required by any lender of Buyer, delivery by Seller to Buyer of a statement from such lessors under the Lease Agreements specifically designated by Buyer acknowledging the subsistence of the Lease Agreements, the termination date of the present term, that Seller is not in default, and the date to which all rent and all other charges have been paid in the form of Exhibit "G" attached hereto;

          (v) execution by Seller and delivery to Buyer of those Deeds for the Real Property in the form of Exhibits "H-1" through "H-4" attached hereto;

          (vi) delivery by Seller to Buyer of such consents, assignments of Partnership Interests, amendments to partnership agreements, and amendments to certificates of limited partnership, all of which will have been executed by Seller and all other general and, if necessary, limited partners of the lessors of the Leaseholds, as may be necessary or required in order to transfer and assign Seller's Partnership Interests in the lessors of any Leasehold to Buyer;

          (vii) termination of all of the subleases between Seller as sublessor and Buyer as sublessee for the Leaseholds in the form attached hereto as Exhibit "I", and termination of all of the leases between Seller as lessor and Buyer as lessee for the Real Property in the form attached hereto as Exhibit "J".

          (viii) execution by Seller and delivery to Buyer of a Bill of Sale and Assignment and Assumption Agreement for Included Personal Property, Executory Contracts, rights under insurance policies, and licenses and permits, if any, in the form of Exhibit "K" attached hereto; and

          (ix) execution by Seller and delivery to Buyer of such other deeds, bills of sale, and other instruments of assignment as the Buyer may reasonably request and as may be necessary to vest Seller's title to all of the Included Assets in the Buyer.

          (b) At Closing Buyer shall agree in writing to assume all of the obligations of Seller under the terms of the Lease Agreements in the form of the Assignment, Assumption, and Indemnification Agreement (Exhibit "D") and to indemnify, defend and save Seller harmless from all claims, liabilities, costs and expenses which may be asserted against Seller or which Seller may incur or suffer after settlement arising out of or with respect to the Leaseholds, Lease Agreements, the Real Property, or the Included Personal Property or any other of the Included Assets and pertaining to periods of time or events both before and after settlement, all in the form of Exhibit "D" (Lease Agreements) or Exhibit "L" (Real Property) attached hereto.

          (c) At Closing Buyer shall deliver the Purchase Price to Seller in the manner described in Section 3.

          (d) At Closing, Seller shall deliver to Buyer such satisfactions and/or releases of mortgages and security interests from the various lenders holding liens and/or encumbrances on any of the Real Property, Leaseholds, Included Personal Property and any other Included Assets, such that Buyer will receive title to the Included Assets free and clear of any liens and encumbrances.

          (e) At Closing all of the "Apportionments" described in Section 10 shall be made, and the Seller and Buyer will enter into a closing statement reflecting all such Apportionments.

          (f) At Closing Buyer shall execute such amendments to partnership agreements, amendments to certificates of limited partnership, assumption agreements and any other documents necessary to acquire Seller's Partnership Interests in any of the lessors of any Leasehold.

          (g) At Closing Buyer will assume and agree to perform in writing all of Seller's obligations required to be performed or pertaining to periods of time subsequent to Closing under the Bill of Sale and Assignment and Assumption Agreement (Exhibit "K").

      6.  Consent of Lessors.
          ------------------

          (a) Seller shall use its reasonable efforts to obtain and deliver to Buyer the consent of the lessors under the Lease Agreements where necessary and required under any of the Lease Agreements as required under Subsections 5(a)(ii). The Buyer shall cooperate as may be requested by Seller in obtaining such consents, and shall provide all financial and other information as may reasonably be requested by Seller and its lessors. The consents shall be subject to such conditions as the lessors may impose, provided that such conditions are not substantially in addition to those undertaken by the Buyer under the Lease Agreement.

          (b) In the event that Seller fails to obtain the consent of any lessor under any of the Lease Agreements, this

Agreement shall not terminate but instead Buyer shall purchase all the Included Assets other than those Leaseholds for which consent has not been obtained. For any Leasehold for which consent has not been obtained, Buyer may in its sole discretion:

              (i) elect not to purchase such Leasehold, in which event the Purchase Price shall be reduced or adjusted by the agreed appraised value of such Leasehold and the sublease for such Leasehold between Seller as sublessor and Buyer as sublessee shall not be terminated but shall remain in full force and effect;

             (ii) purchase the Leasehold, notwithstanding the failure to obtain the lessor's consent, in which event no reduction or adjustment shall be made to the Purchase Price, or

            (iii) require the Seller to exercise under the Lease Agreement any option to purchase the Leasehold property, if any such option has been granted in the Lease Agreement and is exercisable at the time of Closing, or to exercise under the Limited Partnership Agreement any option to purchase the balance of the Partnership Interests in the lessor, if any such option has been granted in the Limited Partnership Agreement and is exercisable at the time of Closing, in which event the Purchase Price will be increased by the cost of such acquisition.

          7.  Seller's Representations and Warranties.  Seller hereby represents
              ---------------------------------------
and warrants that:

          (a) Seller is a limited partnership duly organized and validly existing in good standing under the laws of the Commonwealth of Pennsylvania. Seller has delivered to Buyer a copy of its limited partnership agreement and all amendments thereto, and its Certificate of Limited Partnership and all amendments thereto.

          (b) Seller has full power and authority to own and hold the Included Assets, to carry on its business, and to own and operate its properties, as such business is now conducted and such properties are now owned, leased or operated, to make, execute, deliver, and perform this Agreement which has been duly authorized and approved by all required action of the general and limited partners and to carry out all actions required of Seller pursuant to the terms of this Agreement.

          (c) This Agreement and the documents to be executed on behalf of Seller hereunder when executed and delivered will constitute valid and legally binding obligations of Seller and are enforceable in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors' rights.

          (d) Seller's execution of this Agreement and the documents herein required and the consummation of the transactions herein contemplated will not violate any contract, lease, sublease, mortgage, note, security agreement or other agreement to which Seller is a party or by which it is bound nor violate any order or decree of any court or administrative body to which it may be subject.

          (e) Seller is the tenant under all of the Lease Agreements, Seller has not received notice from any lessor of any Lease Agreement of a default under any of the Lease Agreements which default has not been cured as of the date hereof, and Seller has no knowledge of any condition which exists or event which has occurred which, with the giving of notice or lapse of time or both, would constitute a default under any of the Lease Agreements except insofar as Seller's agreement to enter into the Assignment of Leases with Buyer may be deemed to be a violation of any covenant not to assign or sublet without the lessor's consent contained in any of the Lease Agreements.

          (f) The copies of the Lease Agreements described in Exhibit "A", and related documents which have been heretofore delivered to Buyer by Seller, are true and correct copies of such Lease Agreements and documents, and include all amendments, if any, to the date hereof.

          (g) The Seller is the lawful owner of the Real Property, in fee simple, and has good and valid title to all other Included Assets, and has full right to sell, convey, transfer assign and deliver the Real Property and all other Included Assets, without any restrictions whatsoever.

          (h) Except for mortgage and other liens, which secure indebtedness for borrowed money, and which will be discharged at or prior to Closing, except for permitted title exceptions on the Real Property described in Section 11(a) below, except for the restrictions on assignment set forth in certain of the Lease Agreements described in Section 5(a)(ii), and any liens, security interests and encumbrances which may arise against Seller in favor of a lessor under a Lease Agreement, all of the Included Assets are free and clear of any security interests, liens, claims, charges, options, mortgages, debts, leases, conditional sales agreements, title retention agreements, encumbrances of any kind, or restrictions against the transfer or assignment thereof the ("Encumbrances") and there are no filings in any jurisdiction under the Uniform Commercial Code or with the registry of deeds showing Seller as debtor, which create or perfect, or purport to create or perfect any Encumbrances in or on any of the Included Assets.

      8.  Exclusion of Warranties Not Expressed and Limitation of Seller's
          ----------------------------------------------------------------
Liability.  Buyer has been a sublessee of Seller in all of the Leaseholds, and a
---------
lessee of Seller in all of the Real Property. As a result, except for the warranties expressly set forth in this Agreement, Seller makes no warranties, express or implied, to Buyer, and Buyer expressly warrants, represents and acknowledges that:

          (a) Buyer has been in possession of and has made a physical examination of the Leaseholds, the Real Property, the Included Personal Property, and all of the other Included Assets, and hereby accepts same in "as is" condition.

          (b) Neither Seller nor any agent on Seller's behalf has made, and Seller does not herein make any warranty or representation either express or implied as to the condition, environmental status or repair of the Leaseholds, Real Property, Included Personal Property, or other Included Assets, and Buyer is relying solely upon Buyer's own examination and investigation as to such condition.

          (c) Seller makes no representative or warranty either express or implied as to any applicable building, zoning, environmental, health or safety statute or regulation including the Occupational Safety and Health Act of 1970 or any other rule, law, statute or ordinance whatsoever.

          (d) Buyer is not relying upon, and Seller has not made and does not herein make any representation or warranty as to the income or expenses with respect to the specific operation of the Leaseholds or Real Property as a document storage warehouse, and in particular Buyer acknowledges that Seller has not made and shall not be deemed to have made any express or implied representation or warranty as to the gross receipts or profits heretofore earned, whether by Seller or any other person, and with respect to all such matters Buyer is relying solely on its own investigation.

          (e) Seller makes no representation or warranty that the transactions contemplated by this Agreement are within or outside of the purview of the any Bulk Sales Statute, in effect in any state where any Included Assets are located, and

Buyer hereby releases Seller from all claims which Buyer has or may have against Seller for failure to comply with the provisions thereof.

          (f) Seller's liability for any representation or breach of warranty shall be limited to actual damages sustained by Buyer and shall not include loss of profits, loss of bargain, or consequential or other special damages.

      9.  Representations and Warranties of Buyer.  In addition to Buyer's
          ---------------------------------------
warranties and representations contained in other portions of this Agreement, Buyer hereby represents and warrants that:

          (a) Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of New York.

          (b) Buyer has full power and right to make, execute, deliver, and perform this Agreement which has been duly authorized and approved by all required action of its board of directors and shareholders and to carry out all actions required of Buyer pursuant to this Agreement.

          (c) This Agreement and the documents to be executed on behalf of Buyer hereunder constitute valid and legally binding obligations of Buyer and are enforceable in accordance with their terms, except to the extent enforceability may be limited to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting enforcement of creditor's rights.

          (d) The Buyer's execution of this Agreement, and the documents herein required and the consummation of the transactions herein contemplated will not violate any contract lease, sublease, mortgage, note, security agreement, or other agreement to which Buyer is a party or by which it is bound nor violate any order or decree of any court or administrative body to which it may be subject.

      10.  Apportionments.
           --------------

          (a) All rent payable with respect to the Lease Agreements and all other items payable as additional rent or otherwise under the terms of the Lease Agreements (including sales tax) shall be apportioned pro rata between Buyer and Seller on a per diem basis as of the date of Closing. If any real estate taxes have been the responsibility of Seller, such taxes shall be apportioned as of the date of Closing according to the tax years as provided in the Lease Agreement. Seller shall obtain, as close to Settlement as possible, readings of all electric, water and gas meters within the Leasehold and shall pay to the public utility companies all charges for usage prior to the date of Closing, if such is the responsibility of Seller. All sums payable by Buyer or Seller shall be paid at the Closing.

          (b) With respect to the Real Property, all real estate taxes, water and sewer rent (if any), and utilities shall be calculated as levied and pro-rated between Seller and Buyer as of the date of Closing. All real estate transfer taxes shall be divided equally between Seller and Buyer for the Real Property in

Pennsylvania, and will be paid by the Buyer or Seller in accordance with the customary practice for each of the other jurisdictions in which they are located.

          (c) All rent under any Personal Property Leases, any personal property taxes, and any expense items otherwise prepaid by Seller on any Included Assets shall be apportioned and paid or adjusted between Seller and Buyer as of the date of closing.

      11.  Title to Real Property
           ----------------------
          (a) The Real Property is to be conveyed at Closing to Buyer either by General Warranty Deed or Special Warranty Deed, as selected by Buyer, subject to:

                (i)  all taxes and assessments not yet due and payable;

                (ii) all facts which would be disclosed by an accurate survey of the Real Property;

                (iii) municipal, county and state ordinances, statutes, rules and regulations, zoning, planning, subdivision and environmental regulations and ordinances;

                (iv) rights, public and private, together with flooding and drainage rights, if any in and to all streams, rivers or water courses, crossing, bounding or affecting the Real Property; and

                (v) all other restrictions, easements and matters of record or easements visible on the ground; otherwise title to the Real Property will be good and marketable and such as will be insured by any reputable title insurance company at its regular rates.

          (b) Seller will not affirmatively create a defect in title subsequent to the date of this Agreement. If a defect is created Buyer may waive same or require Seller to remove the defect prior to closing.

          (c) With respect to any or all parcels of Real Property, Buyer may elect to secure at Buyer's expense a title insurance commitment from a reputable title company, pursuant to which the title company shall agree to issue to Buyer at Buyer's expense, an owner's title insurance policy on the now current ALTA standard form policy, subject to conditions in the commitment. In the event the Seller is unable to give good, marketable and insurable title to any particular parcel which comprises the Real Property, Buyer shall have the option of taking such title as Seller can give without abatement of the Purchase Price, or of not purchasing the particular Real Property with the defect in title.

      12.  Municipal Notices.  Seller represents and warrants that as of the
           -----------------
date hereof, Seller has received no written notice which heretofore has not been complied with, from any municipal or other governmental authority, requiring or calling attention to the need for any work, repairs, construction or installations on, about or in connection with the Leaseholds, Real Property or any other Included Assets, or notifying Seller of any violation in connection with the Leaseholds, Real Property or other

Included Assets. In the event that any such notice is hereafter received by either Seller or Buyer, the recipient shall promptly deliver a copy of such notice to the other party hereto. Buyer shall, at Buyer's expense, promptly comply with the requirements of any and all such notices hereafter issued, including but not limited to the payment of any fines, interest or penalties which result from Buyer's violations relating to its use and operation of the Leasehold, Real Property or other Included Assets and shall indemnify, defend, exonerate and hold Seller harmless therefrom.

          13.  Tender.  With respect to the Real Property, formal tender of an
               ------
executed deed and purchase money is hereby waived.

          14.  Risk of Loss; Insurance.  Seller shall maintain or shall cause
               -----------------------
Buyer in its capacity as lessee of any Real Property, or sublessee of any Leasehold, to maintain adequate insurance of the kinds, covering such risks, and in such amounts and with such deductibles and exclusions as are consistent with prudent business practice and prior experience. Subject to the rights of any lessor as provided in any Lease Agreement and any mortgagee of any of the Real Property, Seller and Buyer shall cooperate to use the proceeds of any such insurance to repair or replace any Leasehold building and Improvements, or any building and improvements on any Real Property as expeditiously as is possible consistent with prudent business practices. The occurrence of any casualty will not excuse performance under this Agreement.

      15.  Conditions Precedent to Buyer's Obligation.  The obligation of
           ------------------------------------------
the Buyer to consummate the Closing shall be subject to the satisfaction at or prior to Closing of each of the following conditions:

          (a) The representations and warranties of the Seller pursuant to this Agreement shall be true and correct as of the Closing with the same effect as though made or given at Closing;

          (b) Seller shall have performed and complied with all of its obligations under this Agreement to be performed or complied with at or prior to Closing;

          (c) The Included Assets shall not have been, and shall not be threatened to be, adversely affected in any way as a result of fire, disaster or accident except for losses fully covered by Seller's insurance;

          (d) Except as provided in Section 6(b) of this Agreement, Seller shall have obtained all necessary consents of lessors under the Lease Agreements and any other third party whose consent is required in order for the transactions under this Agreement at no expense to Buyer in form and substance satisfactory to the Buyer;

          (e) No restraining order or injunction shall prevent any of the transactions contemplated by this Agreement, and no action, suit or proceeding shall be pending before any court, administrative body or arbitration panel which seeks to restrain or enjoin or seeks damages or other relief in connection with this Agreement or consummation of the transactions contemplated hereby;

          (f) All proceedings in connection with the transactions contemplated by this Agreement and all certificates and documents delivered to the Buyer in connection with the transactions contemplated by this Agreement shall be satisfactory in all respects to Buyer, and Buyer shall have received the originals or certified or other copies of all such records and documents as Buyer may reasonably request.

      16.  Conditions Precedent to Seller's Obligation.  The obligation of
           -------------------------------------------
the Seller to consummate the Closing shall be subject to the satisfaction at or prior to Closing of each of the following conditions:

          (a) The representations and warranties of the Buyer pursuant to this Agreement shall be true and correct as of Closing with the same effect as though made or given at Closing;

          (b) Buyer shall have performed and complied with all of its obligations under this Agreement that are to be performed or complied with on or prior to Closing;

          (c) All proceedings in connection with the transactions contemplated by this Agreement and all certificates and documents delivered to the Seller in connection with the transactions contemplated by this Agreement shall be satisfactory in all respects to Buyer, and Buyer shall have received the originals or certified or other copies of all such records and documents as Buyer may reasonably request.

          17.  Enforcement.  Seller and Buyer shall have the right at all times
               -----------
to enforce the provisions of this Agreement in strict accordance with the terms thereof, notwithstanding any conduct or custom on the part of the Seller or Buyer in refraining from doing so at any time or times. The failure of Seller or Buyer at any time or times to enforce its rights under such provisions strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of the Seller and Buyer, which include the right for injunctive or other equitable relief, are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

          18.  Time Made of the Essence.  Time, whenever specified herein for
               ------------------------
performance by Seller or Buyer of any of their respective obligations hereunder, is hereby made and declared to be of the essence of this Agreement.

          19.  Survival of Representatives and Warranties.  The representations
               ------------------------------------------
and warranties of the Seller and Buyer respectively made in this Agreement, or otherwise made in connection with the transactions contemplated hereby, shall survive Closing and consummation of the transactions contemplated hereby.

          20.  Brokers.  Seller and Buyer represent and warrant to each other
               -------
that neither has dealt with any broker, finder or other intermediary with respect to this transaction. Seller and Buyer hereby agree to indemnify, defend and hold each other harmless from all claims of any and all brokers, finders or those asserting to have acted in similar capacity on behalf of the other party.

          21.  Agreement Not To Be Recorded.  Neither this Agreement, nor any
               ----------------------------
memorandum thereof, nor any assignment thereof (if permitted) shall be filed of record in any office or place of public record, and if Buyer shall fail to comply with the terms hereby by recording or attempting to record the same, it shall not operate to bind or cloud the title to any of the Included Assets. Seller shall, nevertheless, have the right forthwith to institute appropriate legal proceedings to have the same removed from record. If Buyer or any agent or other person acting for Buyer should cause or permit this Agreement, a memorandum thereof, or assignment thereof, or a copy thereof, to be filed in an office or place of public record, Seller may, at its option and in addition to Seller's other rights and remedies, treat such act as a default of this Agreement on the part of Buyer. However, the filing of this Agreement or any memorandum thereof, or any assignment thereof, or of copies of the same, in any suit or other legal proceeding in which such documents are relevant or material shall not be deemed to be a violation of this paragraph.

          22.  Notices.  All notices, demands or other communications which are
               -------
required or are permitted to be given hereunder shall be in writing and shall be delivered by Federal Express or similar guaranteed overnight carrier, or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed:

               (a)  If to Seller:

                    Pierce Family Partnership, Ltd.
                    631 Park Avenue
                    King of Prussia, PA  19406

               (b)  If to Buyer:

                    Pierce Leahy Corp.
                    631 Park Avenue
                    King of Prussia, PA  19406


or to such other address as either party shall designate by notice in accordance with the provisions of this paragraph. The same shall be deemed given upon three
(3) days after the earlier of the date of mailing or upon the receipt thereof by the addressee, as evidenced by the certified mail return receipt postmark, or upon delivery if delivered by Federal Express, or similar carrier.

          23.  Assignability, Successors and Assigns.  Neither this Agreement
               -------------------------------------
nor any of Seller's or Buyer's rights hereunder may be assigned, either voluntarily or by operation of law by Seller or Buyer without the prior written consent of the other party hereto, which consent the other party may withhold in its absolute and sole discretion and regardless of whether such refusal would violate any undertaking of good faith or reasonableness which might be implied in transactions of this type. Notwithstanding any assignment of this Agreement or of any of Buyer's rights hereunder, Buyer shall continue to be fully obligated for the performance of all of Buyer's obligations hereunder and under the other documents executed pursuant hereto, and upon request and prior to the effective date of any such assignment, shall deliver an assumption in form approved by Seller's counsel of all of Buyer's obligations executed by the authorized assignee, together with such further security therefore as Seller may require. Subject as provided above, this Agreement shall extend to and bind all inure to the benefit of the successors and assigns of Seller and of Buyer.

          24.  Whole Agreement - Alteration or Amendment.  The whole agreement
               -----------------------------------------
between the parties relative to the sale of the Included Assets is contained herein and other documents and instruments to be executed and delivered pursuant to the terms hereof, and the parties are not bound by any agreements, understandings, conditions, warranties or representations otherwise than as are expressly set forth and stipulated herein. No change, alteration, amendment, modification or waiver of any of the terms or provisions hereof shall be valid unless the same be in writing and signed by the parties.

          25.  Further Assurances.  From time to time, at the request of the
               ------------------
Buyer and without further consideration, the Seller shall execute and deliver such other instruments of conveyance and transfer and take such other actions as the Buyer may require more effectively to convey any other Included Assets to Buyer. Seller and Buyer shall also execute and deliver to the other party such other instruments as may reasonably be required in connection with the performance of this Agreement and each shall take such further actions to convey out the transactions contemplated by this Agreement.

          26.  Governing Law.  This Agreement and the rights and obligations of
               -------------
the parties with respect thereto shall be construed in accordance with the laws of the state of Pennsylvania applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws.

          27.  Cross-Default.  A default by Seller or Buyer under this Agreement
               -------------
or any other document or instrument executed by Seller or Buyer pursuant to this Agreement, shall be a default under all of the aforesaid.

          28.  No-Set-Off.  All payments due under this Agreement, or any other
               ----------
document or instrument executed by Buyer pursuant to this Agreement shall be made without right of set-off or deduction for any reason whatsoever.

          29.  Severability.  No provision of this Agreement which may be deemed
               ------------
unenforceable shall in any way invalidate any other provision hereof, all of which shall remain in full force and effect.

          30.  Captions and Headings.  The captions or headings of the
               ---------------------
paragraphs hereof are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

          31.  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          32.  Waiver of Conflict of Interests.  Each of Seller and Buyer has
               -------------------------------
requested and is utilizing the professional legal services of Cozen and O'Connor in connection with this Agreement and Closing. Cozen and O'Connor has previously acted as counsel for each of Seller and Buyer. Each of Seller and Buyer have discussed with each other and Cozen and O'Connor that Seller and Buyer are substantially aligned in interest as to method and manner in which this transaction has been structured, that while there may be some difference of interest between Seller and Buyer, they do not believe the interests to be material, that each of the general and limited partners in Seller are also shareholders in Buyer, and they believe this transaction as structured to be advantageous to all of them in their capacities as individuals and entities. Seller and Buyer acknowledge that Cozen and O'Connor has fully explained to each of them that they each have conflicting rights with respect to each other, that they can and should consider retaining separate legal representation because of the resulting conflict of interest, that not every possible conflict between Seller and Buyer can ever be anticipated. Nevertheless both Seller and Buyer have determined individually and jointly to use the professional services of Cozen and O'Connor, and with such full disclosure and knowledge, Seller and Buyer hereby consent to joint representation and waive any conflict of interest and waive all rights that either of them has to seek separate counsel from the one being used by the other.

          IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

WITNESS:                               PIERCE FAMILY PARTNERSHIP, LTD.



                                       BY: /s/ J. Peter Pierce
--------------------------                -------------------------------
                                          General Partner          Seller

                                       LIMITED PARTNERS:


                                            /s/ Kathryn Cox
--------------------------                --------------------------------
                                          Kathryn Cox

                                            /s/ Leo W. Pierce, Jr.
--------------------------                --------------------------------
                                          Leo W. Pierce, Jr.

                                            /s/ Michael Pierce
--------------------------                --------------------------------
                                          Michael Pierce

                                            /s/ Constance P. Buckley
--------------------------                --------------------------------
                                          Constance P. Buckley



                      [SIGNATURES CONTINUED ON NEXT PAGE]

                      [SIGNATURES FROM PRIOR PAGE]

                                            /s/ Mary E. Pierce
--------------------------                --------------------------------
                                          Mary E. Pierce

                                             /s/ Barbara P. Quinn
--------------------------                --------------------------------
                                          Barbara P. Quinn


ATTEST:                                PIERCE LEAHY CORP.

                                       BY:   /s/ J. Peter Pierce
--------------------------                --------------------------------
                                          President                Buyer